SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
November 8, 2005
Date of Report (Date of earliest event reported)
SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-16581 (Commission File Number)	23-2453088 (IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania (Address of principal executive offices)		19102 (Zip Code)

(215) 557-4630 Registrant’s telephone number, including area code

N/A (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure.
On November 8, 2005, Sovereign Bancorp, Inc. posted a new Investor Presentation dated November 8, 2005 on its Investor Relations website at www.sovereignbank.com.
The Investor Presentation, attached as Exhibit 99.1 hereto, is incorporated by reference, and is being furnished to the SEC and shall not be deemed to be “filed” for any purpose other than pursuant to Rule 14a-12 under the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:
The following exhibit is filed herewith:
99.1	Investor Presentation, dated November 8, 2005, of Sovereign Bancorp, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.
Dated: November 8, 2005
	By:	/s/ Stacey V. Weikel
Stacey V. Weikel
Senior Vice President

EXHIBIT INDEX

Exhibit Number

99.1	Investor Presentation, dated November 8, 2005, of Sovereign Bancorp, Inc.

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